Fair Value Measurements	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements

Fair Values – Recurring

Fair value measurements and disclosures relate primarily to the Partnership’s derivative positions as discussed in Note 16. As part of the MarkWest Merger, the MarkWest opening balance sheet was valued at fair value (see Note 4).

Money market funds, which are included in Cash and cash equivalents on the Consolidated Balance Sheets, are measured at fair value and are included in Level 1 measurements of the valuation hierarchy. The derivative contracts are measured at fair value on a recurring basis and classified within Level 2 and Level 3 of the valuation hierarchy. The Level 2 and Level 3 measurements are obtained using a market approach. LIBOR rates are an observable input for the measurement of all derivative contracts. The measurements for all commodity contracts contain observable inputs in the form of forward prices based on WTI crude oil prices; and Columbia Appalachia, Henry Hub, PEPL and Houston Ship Channel natural gas prices. Level 2 instruments include crude oil and natural gas swap contracts. The valuations are based on the appropriate commodity prices and contain no significant unobservable inputs. Level 3 instruments include all NGL transactions and embedded derivatives in commodity contracts. The significant unobservable inputs for NGL transactions and embedded derivatives in commodity contracts include NGL prices interpolated and extrapolated due to inactive markets, electricity price curves, and probability of renewal. The following table presents the financial instruments carried at fair value classified by the valuation hierarchy:

	December 31, 2016		December 31, 2015
(In millions)	Assets	Liabilities	Assets	Liabilities
Significant other observable inputs (Level 2)
Commodity contracts	$—	$—	$2	$—
Significant unobservable inputs (Level 3)
Commodity contracts	—	(6)	7	—
Embedded derivatives in commodity contracts	—	(54)	—	(32)
Total carrying value in Consolidated Balance Sheets	$—	$(60)	$9	$(32)

The following table provides additional information about the significant unobservable inputs used in the valuation of Level 3 instruments as of December 31, 2016. The market approach is used for valuation of all instruments.

Level 3 Instrument	Balance Sheet Classification	Unobservable Inputs	Value Range	Time Period
Commodity contracts	Liabilities	Forward ethane prices (per gallon)(1)	$0.28 - $0.31	Jan. 17 - Dec. 17
		Forward propane prices (per gallon)(1)	$0.66 - $0.72	Jan. 17 - Dec. 17
		Forward isobutane prices (per gallon)(1)	$0.85 - $0.97	Jan. 17 - Dec. 17
		Forward normal butane prices (per gallon)(1)	$0.79 - $0.93	Jan. 17 - Dec. 17
		Forward natural gasoline prices (per gallon)(1)	$1.16 - $1.24	Jan. 17 - Dec. 17

Embedded derivatives in commodity contracts	Liabilities	Forward propane prices (per gallon)(1)	$0.62 - $0.72	Jan. 17 - Dec. 22
		Forward isobutane prices (per gallon)(1)	$0.82 - $0.97	Jan. 17 - Dec. 22
		Forward normal butane prices (per gallon)(1)	$0.78 - $0.93	Jan. 17 - Dec. 22
		Forward natural gasoline prices (per gallon)(1)	$1.16 - $1.27	Jan. 17 - Dec. 22
		Forward natural gas prices (per mmbtu)(2)	$2.37 - $3.72	Jan. 17 - Dec. 22
		Probability of renewal(3)	50.0%
		Probability of renewal for second 5-yr term(3)	75.0%

(1)	NGL prices used in the valuations decrease in the early years and increase over time.

(2)	Natural gas prices used in the valuations are higher in the early years and decrease over time.

(3)
The producer counterparty to the embedded derivative has the option to renew the gas purchase agreement and the related keep-whole processing agreement for two successive five-year terms after 2022. The embedded gas purchase agreement cannot be renewed without the renewal of the related keep-whole processing agreement. Due to the significant number of years until the renewal options are exercisable and the high level of uncertainty regarding the counterparty’s future business strategy, the future commodity price environment, and the future competitive environment for midstream services in the Southern Appalachian region, management determined that a 50 percent probability of renewal for the first five-year term and 75 percent for the second five-year term are appropriate assumptions. Included in this assumption is a further extension of management’s estimates of future frac spreads through 2032.

Fair Value Sensitivity Related to Unobservable Inputs

Commodity contracts (assets and liabilities) – For the Partnership’s commodity contracts, increases in forward NGL prices result in a decrease in the fair value of the derivative assets and an increase in the fair value of the derivative liabilities. The forward prices for the individual NGL products generally increase or decrease in a positive correlation with one another.

Embedded derivatives in commodity contracts – The Partnership has a single embedded derivative liability comprised of both the purchase of natural gas at prices impacted by the frac spread and the probability of contract renewal (the “Natural Gas Embedded Derivative”), as discussed further in Note 16. Increases (decreases) in the frac spread result in an increase (decrease) in the fair value of the embedded derivative liability. An increase in the probability of renewal would result in an increase in the fair value of the related embedded derivative liability.

Embedded derivatives in utility contracts – The Partnership had an embedded derivative contract that fixed a component of the utilities costs at a plant in the Southwest operations to an index price of electricity which expired as of December 31, 2016. Increases (decreases) in the index price for electricity resulted in a decrease (increase) in the realized losses presented in Cost of Revenues on the Income Statement.

Level 3 Valuation Process

The Partnership’s Risk Management Department (the “Risk Department”) is responsible for the valuation of the Partnership’s commodity derivative contracts and embedded derivatives in commodity contracts, except for the Natural Gas Embedded Derivative. The Risk Department reports to the Chief Financial Officer and is responsible for the oversight of the Partnership’s commodity risk management program. The members of the Risk Department have the requisite experience, knowledge and day-to-day involvement in the energy commodity markets to ensure appropriate valuations and understand the changes in the valuations from period to period. The valuations of the Level 3 commodity derivative contracts are performed by a third-party pricing service and reviewed and validated on a quarterly basis by the Risk Department by comparing the pricing and option volatilities to actual market data and/or data provided by at least one other independent third-party pricing service.

Management is responsible for the valuation of the Natural Gas Embedded Derivative discussed in Note 16. Included in the valuation of the Natural Gas Embedded Derivative are assumptions about the forward price curves for NGLs and natural gas for periods in which price curves are not available from third-party pricing services due to insufficient market data. The Risk Department must develop forward price curves for NGLs and natural gas through the initial contract term (January 2017 through December 2022) for management’s use in determining the fair value of the Natural Gas Embedded Derivative. In developing the pricing curves for these periods, the Risk Department maximizes its use of the latest known market data and trends as well as its understanding of the historical relationships between forward NGL and natural gas prices and the forward market data that is available for the required period, such as crude oil pricing and natural gas pricing from other markets. However, there is very limited actual market data available to validate the Risk Department’s estimated price curves. Management also assesses the probability of the producer customer’s renewal of the contracts, which includes consideration of:

•
The estimated favorability of the contracts to the producer customer as compared to other options that would be available to them at the time and in the relative geographic area of their producing assets.

•	Extrapolated pricing curves, using a weighted average probability method that is based on historical frac spreads, which impact the calculation of favorability.

•	The producer customer’s potential business strategy decision points that may exist at the time the counterparty would elect whether to renew the contracts.

Changes in Level 3 Fair Value Measurements

The tables below include a roll forward of the balance sheet amounts for the years ended December 31, 2016 and 2015 (including the change in fair value) for assets and liabilities classified by the Partnership within Level 3 of the valuation hierarchy, except for the changes in goodwill. See Note 5 for detail of the Ohio Condensate equity method impairment charge, which included a Level 3 valuation adjustment for the year ended December 31, 2016. See Note 18 for a rollforward of goodwill, which included a Level 3 valuation adjustment for the year ended December 31, 2016.

	2016		2015
(In millions)	Commodity Derivative Contracts (net)	Embedded Derivatives in Commodity Contracts (net)	Commodity Derivative Contracts (net)	Embedded Derivatives in Commodity Contracts (net)
Fair value at beginning of period	$7	$(32)	$—	$—
Net positions assumed in conjunction with the MarkWest Merger	—	—	7	(38)
Total (loss) gain (realized and unrealized) included in earnings(1)	(13)	(29)	3	5
Settlements	—	7	(3)	1
Fair value at end of period	$(6)	$(54)	$7	$(32)
The amount of total (losses) gains for the period included in earnings attributable to the change in unrealized gains or losses relating to liabilities still held at end of period	$(6)	$(26)	$2	$5

(1)
Gains and losses on Commodity Derivative Contracts classified as Level 3 are recorded in Product sales in the accompanying Consolidated Statements of Income. Gains and losses on Embedded Derivatives in Commodity Contracts are recorded in Cost of revenues and Purchased product costs.

Fair Values – Reported

The Partnership’s primary financial instruments are cash and cash equivalents, receivables, receivables from related parties, accounts payable, payables to related parties and long-term debt. The Partnership’s fair value assessment incorporates a variety of considerations, including (1) the short-term duration of the instruments, (2) MPC’s investment-grade credit rating and (3) the historical incurrence of and expected future insignificance of bad debt expense, which includes an evaluation of counterparty credit risk. The Partnership believes the carrying values of its current assets and liabilities approximate fair value. The recorded value of the amounts outstanding under the bank revolving credit facility, if any, approximates fair value due to the variable interest rate that approximates current market rates. Derivative instruments are recorded at fair value, based on available market information (see Note 16).

The SMR liability and $4.1 billion aggregate principal of the Partnership’s long-term debt were recorded at fair value in connection with the MarkWest Merger as of December 4, 2015, which established a new cost basis for each of those liabilities. The fair value of the long-term debt is estimated based on recent market non-binding indicative quotes. The fair value of the SMR liability is estimated using a discounted cash flow approach based on the contractual cash flows and the Partnership’s unsecured borrowing rate. The long-term debt and SMR liability fair values are considered Level 3 measurements.

The following table summarizes the fair value and carrying value of the Partnership’s long-term debt, excluding capital leases, and SMR liability.

	December 31,
	2016		2015
(In millions)	Fair Value	Carrying Value	Fair Value	Carrying Value
Long-term debt	$4,953	$4,422	$5,212	$5,255
SMR liability	$108	$96	$99	$100